Exhibit 99.1

ESS to Accelerate Sodium-Ion Battery Energy Storage System Development Following Surging Customer Interest
Company Aligns Resources to Support Expanded Focus on AI Infrastructure and Data Center Markets

WILSONVILLE, Ore - June 23, 2026 - ESS Tech, Inc. (NYSE: GWH) (“ESS” or the “company”), a leading provider of non-lithium energy storage solutions, today announced strong early customer engagement for its planned U.S.-made sodium-ion battery energy storage system (BESS) offering, focused on short- and medium-duration applications that have historically been served by lithium-ion systems.
Since announcing its letter of intent with Alsym Energy seven weeks ago, ESS has generated significant customer interest for sodium ion solutions across data centers, critical infrastructure, and utility markets, exceeding demand expectations with limited outbound marketing. The company has now developed early-stage opportunities approaching $1 billion for its sodium-ion solutions and is accelerating development of its sodium-ion BESS platform to meet growing near-term demand for safer, domestically sourced energy storage solutions.
"The demand we're seeing for sodium-ion is unlike anything in our company's history," said Drew Buckley, Chief Executive Officer of ESS. "Energy demand is changing faster than the market can respond, and it's clear the solutions of the past won't fill the gap. We're moving decisively to meet that need, accelerating our path towards near-term revenue while establishing the foundation to deliver at the scale and speed the market needs."
Across the power sector, including hyperscalers and fast-growing data centers, customers are racing to secure storage that is safe, fast to deploy, and free of supply chain risk. They need systems that avoid the fire and insurance exposure of lithium-ion, meet aggressive delivery timelines, and eliminate Foreign Entity of Concern exposure. Sodium-ion is uniquely suited to fill that gap: it virtually eliminates thermal runaway risk and uses abundant, domestically available materials rather than constrained lithium supply chains.
The company will continue development of its iron flow battery technology for long-duration applications while streamlining its Wilsonville operations, reducing expenses and cash burn, to reallocate capital toward the sodium-ion and related solutions with greater near-term revenue potential.
ESS soon plans to announce sodium-ion container, rack, and hardware solutions, as well as digital software offerings to optimize battery and system health, to support the customer opportunities.
"This transition enables ESS to pursue attractive market opportunities while maintaining our commitment to long-term innovation," added Buckley. "We believe ESS is well-positioned to create value for customers and shareholders by focusing our organization on high-growth markets with a differentiated technology, leveraging our proven execution capabilities, and continuing to deliver American-made energy storage solutions."
About ESS Tech, Inc.
ESS (NYSE: GWH) is the leading provider of non-lithium energy storage solutions. ESS was established in 2011 with a mission to accelerate decarbonization safely and sustainably through longer lasting energy storage. Using easy-to-source materials ESS solutions enable energy security, reliability and resilience. We build flexible storage solutions that allow our customers to meet increasing energy demand without power disruptions and maximize the value potential of excess energy. For more information visit www.essinc.com.
Forward-Looking Statements
This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the company and other matters that involve substantial risks and uncertainties. These statements may discuss the management team’s goals, beliefs, hopes, intentions and expectations as to future plans, trends, events, results of operations and financial condition, or otherwise, based on current beliefs of the management of the company, as well as assumptions made by, and information currently available to, the company’s management. These forward-looking statements can be identified by the use of forward-looking terminology, including the words
26440 SW Parkway Ave.
Wilsonville, OR 97070
T: 855-423-9920
www.ESSinc.com

“anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” or, in each case, their negative or other variations or comparable terminology may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include our anticipated growth strategies and anticipated trends in our business. Examples of forward-looking statements include, among others, ESS’ plans for its business, ESS’ potential opportunities that approach $1 billion in sodium-ion opportunities, the demand for non-lithium battery solutions, the timeline for ESS' development of sodium-ion BESS, power demands and energy storage, ESS’ ability to generate near-term revenue and reduce its expenses, statements by ESS’ CEO, and ESS’ ability to grow and our ability to meet the growing demand for energy storage. These forward-looking statements are based on ESS’ current expectations and beliefs concerning future developments and their potential effects on ESS. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There can be no assurance that the future developments affecting ESS will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ESS control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, the demand for our sodium-ion BESS not developing as anticipated; our strategy to allocate resources toward sodium-ion BESS not achieving the anticipated benefits and adversely affecting the development of our iron flow battery technology; our ability to generate revenue, including in the near-term; our cash burn and cash runway; our ability to realize and capitalize on sodium-ion opportunities; delays in the development of our sodium-ion BESS; our ability to expand our portfolio; our ability to execute and meet timelines related to Project New Horizon; our products being in the early stage of commercialization and aspects of our technology not having been fully field tested; our inability to develop our business and effectively commercialize our energy storage products; our dependence on third-party suppliers; our ability to secure or maintain long-term supply relationships with critical suppliers; delays, disruptions or quality control problems in our manufacturing operations; our ability to adequately control our costs, effectively scale our operations and achieve our cost reduction strategy; our reliance on complex machinery; our ability to increase our production capacity; product recalls, defects or performance problems with our products; required maintenance being performed incorrectly or maintenance requirements exceeding our current expectations; our history of losses; our ability to continue as a “going concern”; our ability to secure binding orders; failure to deliver the benefits offered by our technology; inability to achieve market acceptance of our products; our ability to sell effectively to large customers; failure to accurately estimate future supply and demand for our products and services; failure to manage our growth effectively; failure to meet the obligations under our sales contracts and service agreements; our ability to complete on schedule and within budget; loss of a member of our senior management or other key personnel; changes to our leadership team; expansions into new markets, product lines or services; our warranty obligations; failure to identify or complete commercial or financial transactions; changes in the global trade environment; our projects relationships with related parties; regulatory challenges; our ability to protect our intellectual property; and our ability to raise capital in the near future; general economic and market conditions as well as geopolitical developments and other risks and uncertainties described more fully in Exhibit 99.2 of the Current Report on Form 8-K filed by the Company on June 23, 2026 and the Company's other filings with the U.S. Securities and Exchange Commission. Except as required by law, ESS is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Contacts

Company:
investors@essinc.com

Investor Relations:
Chris Tyson
Executive Vice President
MZ Group - MZ North America
26440 SW Parkway Ave.
Wilsonville, OR 97070
T: 855-423-9920
www.ESSinc.com

(949) 491-8235
GWH@mzgroup.us
www.mzgroup.us

Media:
Brad Dore
VP, Marketing
ESS Tech, Inc.
(916) 207-7355
Brad.Dore@essinc.com

Source: ESS Tech, Inc.
26440 SW Parkway Ave.
Wilsonville, OR 97070
T: 855-423-9920
www.ESSinc.com